Business Changes and Developments	6 Months Ended
Jun. 30, 2011
Business Changes and Developments [Abstract]
BUSINESS CHANGES AND DEVELOPMENTS
BUSINESS CHANGES AND DEVELOPMENTS
Increase in common stock dividend
On March 18, 2011, the Board of Directors raised the Firm’s quarterly common stock dividend from $0.05 to $0.25 per share, effective with the dividend paid on April 30, 2011, to shareholders of record on April 6, 2011.
Stock repurchases
On March 18, 2011, the Board of Directors approved a $15.0 billion common equity repurchase program, of which $8.0 billion is authorized for repurchase in 2011. The $15.0 billion repurchase program supersedes a $10.0 billion repurchase program approved in 2007. The $15.0 billion authorization includes shares to be repurchased to offset issuances under the Firm’s employee stock-based incentive plans.
The authorization to repurchase common equity will be utilized at management’s discretion, and the timing of purchases and the exact amount of common equity that may be repurchased is subject to various factors, including market conditions; legal considerations affecting the amount and timing of repurchase activity; the Firm’s capital position (taking into account goodwill and intangibles); internal capital generation; and alternative investment opportunities. The repurchase program does not include specific price targets or timetables; may be executed through open market purchases or privately negotiated transactions, or utilizing Rule 10b5-1 programs; and may be suspended at any time.
For additional information on repurchases see Item 2, Unregistered Sales of Equity Securities and Use of Proceeds, on pages 193–194 of this Form 10-Q.